SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(B) OR (G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          AMERICAN FAMILY COOKIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                                 06-1578297
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     112 WHEELER STREET, LAVERGNE, TN                      37086
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     (Address of principal executive offices)           (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is to become effective pursuant to General Instruction A.(d), please check the following box. [X]

         Securities  Act  registration  statement  to which  this form  relates:
333-76514

         Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered

           NOT APPLICABLE                                NOT APPLICABLE
 ----------------------------------               ------------------------------


         Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE, $0.001 PER SHARE
        -----------------------------------------------------------------
                                (Title of class)

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock is set forth at page 23 of the Prospectus forming part of the Registration Statement on Form SB-2 filed under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission on December 10, 2002, Registration No. 333-76514 (the "Registration Statement") on behalf of American Family Cookies, Inc. (the "Registrant"), which is hereby incorporated by reference for all purposes.

ITEM 2.           EXHIBITS.

         1. Articles of Incorporation, as amended, of the Registrant are incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registration Statement.

         2. By-laws of the Registrant are incorporated herein by reference to Exhibit 3(ii)(1) to the Registration Statement.

         3. Specimen Certificate for Shares of the Common Stock of the Registrant is incorporated herein by reference to Exhibit 4(i)(1) to the Registration Statement.

         4. Director and Officer Incentive Stock Option Plan of the Registrant is incorporated herein by reference to Exhibit 4(i)2 to the Registration Statement.


         The Registrant hereby further incorporates by reference the description of the Common Stock included in any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized officer.

                                       AMERICAN FAMILY COOKIES, INC.



                                       By:   /s/ Robert Gregory
                                           -------------------------------------
                                             Robert Gregory, President and CEO


Dated: August 12, 2002